Exhibit 4

THIRD SUPPLEMENTAL INDENTURE, dated as of May 21, 2007, between The Bank of New York Company, Inc., a corporation duly organized and existing under the laws of the State of New York (herein called the “Company”), having its principal offices at One Wall Street, New York, New York 10286, and Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company), a banking corporation organized and existing under the laws of the State of New York, as Trustee (herein called the “Trustee”).

RECITALS OF THE COMPANY

The Company has heretofore duly executed and delivered to the Trustee an Indenture, dated as of July 18, 1991, as supplemented by the First Supplemental Indenture, dated as of May 1, 2003, and the Second Supplemental Indenture, dated as of March 10, 2005 (as so supplemented, the “Indenture”), providing for the issuance from time to time of its unsecured debentures, notes, or other evidences of indebtedness (the “Securities”), to be issued in one or more series.

The Company intends to issue $750,000,000 principal amount of its Floating Rate Extendible Notes, Series B (the “Notes”) under the Indenture. The Notes are subject to exchange into subseries of substitute notes in certain circumstances as set forth in the forms of Notes (collectively, such subseries of substitute notes, the “Short-Term Notes”).

Section 901(6) of the Indenture provides that, without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more supplemental indentures, in form satisfactory to the Trustee, to establish the form or terms of Securities of any series as permitted by Sections 201 and 301 of the Indenture.

Section 901(4) of the Indenture provides that, without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more supplemental indentures, in form satisfactory to the Trustee, to add to or change any of the provisions of the Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in global form.

All things necessary to make this Third Supplemental Indenture a valid agreement of the Company, and a valid supplement to the Indenture have been done.

NOW, THEREFORE, THIS THIRD SUPPLEMENTAL INDENTURE WITNESSETH:

For and in consideration of the premises and the purchase of the Notes by the Holders thereof, it is mutually covenanted and agreed, solely for the benefit of the Holders of the Notes, as follows:

ARTICLE ONE

Definitions and Other Provisions

of General Application

SECTION 1.01. Definitions.

As used in this Third Supplemental Indenture, the following terms shall have the meanings given to them below in this Section 1.01:

“Agent Member” means any member of, or participant in, the Depository.

“Applicable Procedures” means, with respect to any transfer or transaction involving a Global Note or beneficial interest therein, the rules and procedures of the Depository for such Note, to the extent applicable to such transaction and as in effect at the time of such transfer or transaction.

“DTC” means The Depository Trust Company, a New York corporation.

“Global Note” means a Note that is registered in the Security Register in the name of a Depository or a nominee thereof.

“Notes” means the Floating Rate Extendible Notes, Series B and shall be deemed to include in this Third Supplemental Indenture the terms included and set forth in the form of Notes attached as Schedule I hereto.

“Securities Act Legend” means the following:

“THE NOTES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY OTHER APPLICABLE SECURITIES LAW, AND OFFERS AND SALES THEREOF MAY BE MADE ONLY IN COMPLIANCE WITH AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS. BY ITS ACCEPTANCE OF A NOTE, THE PURCHASER WILL BE DEEMED TO REPRESENT THAT (I) IT HAS BEEN AFFORDED AN OPPORTUNITY TO INVESTIGATE MATTERS RELATING TO THE ISSUER AND THE NOTES, (II) IT IS NOT ACQUIRING SUCH NOTE WITH A VIEW TO ANY DISTRIBUTION THEREOF AND (III) IT IS A QUALIFIED INSTITUTIONAL BUYER (“QIB”) WITHIN THE MEANING OF RULE 144A UNDER THE ACT THAT IS ACQUIRING NOTES FOR ITS OWN ACCOUNT OR FOR ONE OR MORE ACCOUNTS, EACH OF WHICH ACCOUNTS IS A QIB; AND THE PURCHASER ACKNOWLEDGES

THAT IT IS AWARE THAT THE SELLER MAY RELY UPON THE EXEMPTION FROM THE REGISTRATION PROVISIONS OF SECTION 5 OF THE ACT PROVIDED BY RULE 144A. BY ITS ACCEPTANCE OF A NOTE, THE PURCHASER THEREOF SHALL ALSO BE DEEMED TO AGREE THAT ANY RESALE OR OTHER TRANSFER THEREOF WILL BE MADE ONLY (A) IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE ACT, EITHER (1) TO THE ISSUER OR TO A PLACEMENT AGENT DESIGNATED BY THE ISSUER AS A PLACEMENT AGENT FOR THE NOTES (COLLECTIVELY, THE “PLACEMENT AGENTS”), NONE OF WHICH SHALL HAVE ANY OBLIGATION TO ACQUIRE SUCH NOTE, (2) THROUGH A PLACEMENT AGENT TO A QIB, OR (3) TO A QIB IN A TRANSACTION THAT MEETS THE REQUIREMENTS OF RULE 144A AND (B) IN MINIMUM AMOUNTS OF $250,000.”

“Successor Note” of any particular Note means every Note issued after, and evidencing all or a portion of the same debt as that evidenced by, such particular Note; and, for the purpose of this definition, any Note authenticated and delivered under Section 306 of the Indenture in exchange for or in lieu of a mutilated, destroyed, lost or stolen Note shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Note.

All other capitalized terms used in this Third Supplemental Indenture and not defined herein shall have the meanings assigned to them in the Indenture.

ARTICLE TWO

Note Form

SECTION 2.01. Form Generally.

(a) Each Note and the Trustee’s certificate of authentication therefor shall be in substantially the form, and have the terms, set forth in Schedule I hereto, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by the Indenture (as amended and supplemented by this Third Supplemental Indenture), including the Securities Act Legend (until such time as it may be removed as permitted by applicable law), and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Note, as evidenced by their execution of such Note.

Each Short-Term Note and the Trustee’s certificate of authentication therefor shall be in substantially the form, and have the terms, set forth in Schedule II hereto, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by the Indenture (as amended and supplemented by this Third Supplemental Indenture), including the Securities Act Legend (until such time as it may be removed as permitted by applicable law), and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Short-Term Note, as evidenced by their execution of such Short-Term Note.

Upon their original issuance, the Notes shall be issued in the form of one or more Global Notes without interest coupons registered in the name of DTC, as Depository, or its nominee and deposited with the Trustee (or any party acceptable to the Company, DTC and the Trustee), as custodian for DTC, for credit by DTC to the respective accounts of beneficial owners of the Notes represented thereby (or such other accounts as they may direct) in accordance with the rules thereof.

ARTICLE THREE

The Notes

SECTION 3.01. Global Notes.

(a) If any Global Note is to be exchanged for other Notes or cancelled in whole, it shall be surrendered by or on behalf of the Depository or its nominee to the Security Registrar for exchange or cancellation as provided in Section 305 of the Indenture. If any Global Note is to be exchanged for other Notes or cancelled in part, or if another Note is to be exchanged in whole or in part for a beneficial interest in any other Global Note, including in exchange for Short-Term Notes, then either (i) such Global Note shall be so surrendered for exchange or cancellation as provided in Section 305 of the Indenture or (ii) the principal amount thereof shall be reduced or increased by an amount equal to the portion thereof to be so exchanged or cancelled, or equal to the principal amount of such other Note to be so exchanged for a beneficial interest therein, as the case may be, by means of an appropriate adjustment made on the records of the Security Registrar, whereupon the Security Registrar, in accordance with the Applicable Procedures, shall instruct the Depository or its authorized representative to make a corresponding adjustment to its records. Upon any such surrender or adjustment of a Global Note, the Trustee shall, unless otherwise provided in the Indenture (as amended and supplemented by this Third Supplemental Indenture), authenticate and deliver any Notes issuable in exchange for such Global Note (or any portion thereof) to or upon the written order of, and registered in such names as may be directed by, the Depository or its authorized representative. Upon the request of the Trustee in connection with the occurrence of any of the events specified in the eighth paragraph of Section 305 of the Indenture, the Company shall promptly make available to the Trustee a reasonable supply of Notes that are not in the form of Global Notes. The Trustee shall be entitled to rely upon any order, direction or request of the Depository or its authorized representative which is given or made pursuant to this Article Three if such order, direction or request is given or made in accordance with the Applicable Procedures.

(b) Every Note authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Note or any portion thereof, whether pursuant to this Article Three or otherwise, shall be authenticated and delivered in the form of, and shall be, a Global Note, unless such Note is registered in the name of a Person other than the Depository for such Global Note or a nominee thereof.

(c) The Depository or its nominee, as registered owner of a Global Note, shall be the Holder of such Global Note for all purposes under this Third Supplemental Indenture, the Indenture and the Notes, and owners of beneficial interests in a Global Note shall hold such interests pursuant to the Applicable Procedures. Accordingly, any such owner’s beneficial interest in a Global Note will be shown only on, and the transfer of such interest shall be effected only through, records maintained by the Depository or its nominee or its Agent Members.

The Indenture, as supplemented and amended by this Third Supplemental Indenture, is in all respects ratified and confirmed, and the Indenture, this Third Supplemental Indenture and all indentures supplemental thereto shall be read, taken and construed as one and the same instrument.

This Third Supplemental Indenture shall be governed by, and construed in accordance with, the laws of the State of New York.

This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Third Supplemental Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

[SEAL]	THE BANK OF NEW YORK COMPANY, INC.

	By	/s/ Thomas P. Gibbons
Name: Thomas P. Gibbons Title: Chief Financial Officer

Attest:

/s/ Patricia A. Bicket

[SEAL]	DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee

By DEUTSCHE BANK NATIONAL TRUST COMPANY

	By	/s/ Yana Kalachikova
Name: Yana Kalachikova Title: Assistant Vice President

	By	/s/ Rodney Gaughan
Name: Rodney Gaughan Title: Vice President

Attest:

SCHEDULE I

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT HEREON IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY OTHER APPLICABLE SECURITIES LAW, AND OFFERS AND SALES THEREOF MAY BE MADE ONLY IN COMPLIANCE WITH AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS. BY ITS ACCEPTANCE OF A SECURITY, THE PURCHASER WILL BE DEEMED TO REPRESENT THAT (I) IT HAS BEEN AFFORDED AN OPPORTUNITY TO INVESTIGATE MATTERS RELATING TO THE ISSUER AND THE SECURITIES, (II) IT IS NOT ACQUIRING SUCH SECURITY WITH A VIEW TO ANY DISTRIBUTION THEREOF AND (III) IT IS A QUALIFIED INSTITUTIONAL BUYER (“QIB”) WITHIN THE MEANING OF RULE 144A UNDER THE ACT THAT IS ACQUIRING SECURITIES FOR ITS OWN ACCOUNT OR FOR ONE OR MORE ACCOUNTS, EACH OF WHICH ACCOUNTS IS A QIB; AND THE PURCHASER ACKNOWLEDGES THAT IT IS AWARE THAT THE SELLER MAY RELY UPON THE EXEMPTION FROM THE REGISTRATION PROVISIONS OF SECTION 5 OF THE ACT PROVIDED BY RULE 144A. BY ITS ACCEPTANCE OF A SECURITY, THE PURCHASER THEREOF SHALL ALSO BE DEEMED TO AGREE THAT ANY RESALE OR OTHER TRANSFER THEREOF WILL BE MADE ONLY (A) IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE ACT, EITHER (1) TO THE ISSUER OR TO A PLACEMENT AGENT DESIGNATED BY THE ISSUER AS A PLACEMENT AGENT FOR THE SECURITIES (COLLECTIVELY, THE “PLACEMENT AGENTS”), NONE OF WHICH SHALL HAVE ANY OBLIGATION TO ACQUIRE SUCH SECURITY, (2) THROUGH A PLACEMENT AGENT TO A QIB, OR (3) TO A QIB IN A TRANSACTION THAT MEETS THE REQUIREMENTS OF RULE 144A AND (B) IN MINIMUM AMOUNTS OF $250,000.

THE BANK OF NEW YORK COMPANY, INC.

FLOATING RATE EXTENDIBLE NOTES, SERIES B

REGISTERED No. _______________________	CUSIP No. _________________ U.S.$______________________

THE BANK OF NEW YORK COMPANY, INC.

FLOATING RATE EXTENDIBLE NOTES, SERIES B

	ISSUE DATE: May 21, 2007.	INITIAL MATURITY DATE: June 12, 2008.

	INTEREST ACCRUAL DATE: May 21, 2007.	FINAL MATURITY DATE: June 12, 2017.

	INITIAL INTEREST RATE: One month LIBOR, minus 0.03%; to be determined on May 17, 2007.	EXTENDED MATURITY DATES: As to any given Election Date, the date that is 366 calendar days from and including the 12th calendar day of the next succeeding month, or if such 366th day is not a Business Day, the immediately preceding Business Day.

	INITIAL INTEREST PERIOD RESET: June 12, 2007.	INTEREST PAYMENT DATE(S): The 12th day of each month, commencing on the first such date after the Issue Date, and on the date of Maturity.

MARGIN: Minus 0.03% per annum from the Issue Date to but excluding June 12, 2008; minus 0.01% per annum from and including June 12, 2008 to but excluding June 12, 2009; 0% per annum from and including June 12, 2009 to but excluding June 12, 2010; plus 0.01% per annum from and including June 12, 2010 to but excluding June 12, 2011; and plus 0.02% per annum from and including June 12, 2011 to but excluding June 12, 2017.	ELECTION DATES: The 12th calendar day of each month from June 12, 2007 through and including May 12, 2016, whether or not any such day is a Business Day.	INTEREST PERIOD: The first Interest Period will be the period from and including the Issue Date to but excluding the next succeeding Interest Payment Date. Thereafter, the Interest Periods will be the periods from and including the immediately preceding Interest Payment Date to but excluding the next succeeding Interest Payment Date; provided that the final Interest Period for this Security will be the period from and including the Interest Payment Date in the month immediately preceding the Final Maturity Date to but excluding the Final Maturity Date.

INTEREST DETERMINATION DATES: Two London Business Days prior to the first day of each Interest Period.	INTEREST PAYMENT PERIOD: Monthly.

ISSUE PRICE: 100%.	CALCULATION AGENT: The Bank of New York.	DEPOSITARY: The Depository Trust Company.

OTHER/ADDITIONAL TERMS: See below.	PAYING AGENT: The Bank of New York.

OTHER/ADDITIONAL TERMS

NOTICE PERIOD:	To make an election to extend the maturity of this Security effective on any Election Date, the Holder of this Security must deliver a notice of election during the Notice Period for that Election Date. The Notice Period for each Election Date will begin on the fifth Business Day prior to the Election Date and end on the Election Date; however, if that Election Date is not a Business Day, the Notice Period will be extended to the following Business Day (the “Notice Period”).

MATURITY EXTENSION:	This Security shall mature on the Initial Maturity Date, unless the maturity of all or any portion of the principal amount hereof is extended in accordance with the procedures described herein under “Option to Extend Maturity.”

OPTION TO EXTEND MATURITY:

Unless the Issuer has given a notice of redemption of this Security as set forth below under “Optional Redemption,” the Holder of a Security may elect to extend the maturity of all of the principal amount of such Security or a portion thereof having a principal amount of $250,000 or any multiple of $1,000 in excess thereof (an “Authorized Denomination”) during the Notice Period (as defined above) relating to each Election Date, so that the maturity thereof will be extended to the date occurring 366 calendar days from and including the 12th day of the next succeeding month. However, if that 366th calendar day is not a Business Day, the maturity will be extended to the immediately preceding Business Day. If a Holder elects to extend the maturity of only a portion of the principal amount of this Security, the principal amount of this Security remaining after the extension must also be in an Authorized Denomination. The Election Dates will be the 12th calendar day of each month through and including May 12, 2016, whether or not any such day is a Business Day.

A notice of election must be delivered to the Paying Agent no later than the close of business on the last Business Day in the Notice Period relating to the applicable Election Date. Upon such delivery of a notice of election to extend the maturity of this Security or any portion thereof during any Notice Period, that election will be revocable during each day of such Notice Period, until 12:00 noon, New York City time, on the last Business Day in the Notice Period relating to the applicable Election Date, at which time such notice will become irrevocable.

If, with respect to any Election Date, the Holder does not make an election to extend the maturity of all or any portion of the principal amount of this Security, the principal amount of this Security for which no such election has been made will become due and payable on the Initial Maturity Date, or any later date to which the maturity of this Security has previously been extended. The principal amount of this Security for which such election is not exercised will be exchanged for such principal amount for a substitute Note issued on such Election Date substantially in the form set forth in Exhibit A attached hereto (each, a “Short-Term Note”). The Short-Term Note so issued will have the same terms as the originally offered Security, except that it will not be extendible, will have a separate CUSIP number and its maturity date will be the Initial Maturity Date or any later date to which the maturity of this Security has previously been extended. The Holder’s failure to elect to extend the maturity of all or any portion of this Security will be irrevocable and will be binding upon any subsequent Holder of this Security.

OPTIONAL REDEMPTION:

On each Interest Payment Date on or after the Interest Payment Date occurring on June 12, 2012, the Issuer may elect to redeem this Security, in whole or in part, on not less than 15 nor more than 25 days’ notice to the Holder of this Security, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated and BNY Capital Markets, Inc. and the Trustee at a redemption price equal to 100% of the principal amount of this Security to be redeemed plus any accrued and unpaid interest thereon.

If less than the entire principal amount of this Security is to be redeemed, the Trustee will select the Securities to be redeemed by lot, pro rata or by another method that the Trustee considers fair and appropriate. The Trustee will select the Securities to be redeemed from outstanding Securities not previously called for redemption at least 20 Business Days before the Optional Redemption Date. Securities and portions of them that the Trustee selects for optional redemption must be in an Authorized Denomination. The Trustee will notify the Issuer of the Securities or portions of the Securities to be redeemed. The Issuer, however, has the right to direct the Trustee to redeem the Securities for which an election to extend was not received without redeeming any other Securities, or, conversely, to direct the Trustee to redeem Securities subject to extensions without redeeming Securities for which an election to extend was not received.

THE BANK OF NEW YORK COMPANY, INC., a corporation duly organized and existing under the laws of the State of New York (herein called the “Company” or the “Issuer,” which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal amount specified in Schedule I hereto on the Initial Maturity Date specified above or, to the extent the maturity date of any portion of the principal amount of this Security is extended in accordance with the procedures set forth above to an Extended Maturity Date, as defined above, on such Extended Maturity Date, and to pay interest on the principal amount hereof outstanding from time to time, on the Interest Payment Dates specified above, commencing with the first Interest Payment Date specified above following May 21, 2007 at a rate per annum equal to the Initial Interest Rate specified above to and including June 12, 2007, and thereafter at a rate per annum determined in accordance with the provisions on the reverse hereof under the heading “Coupon Rate Determination”.

Notwithstanding the foregoing, if “Other/Additional Terms” apply to this Security as specified above, this Security shall be subject to the terms set forth in such “Other/Additional Terms.”

The principal and interest on this Security is payable by the Company in U.S. dollars.

Any Interest Payment Date specified above that would fall on a day that is not a Business Day, other than an Interest Payment Date that is also the Optional Redemption Date (as defined above), if any, or the date of Maturity, then such Interest Payment Date will be postponed to the next succeeding Business Day (and interest will accrue to but excluding that next succeeding Business Day). However, if that next succeeding Business Day falls in the next succeeding calendar month and/or the Interest Payment Date that does not occur on a Business Day is also the Optional Redemption Date (if any) or the date of Maturity, then the Interest Payment Date or the Optional Redemption Date (if any) or the date of Maturity, as the case may be, will be the immediately preceding Business Day, and interest or payment of principal and interest, as applicable, will accrue to but excluding that immediately preceding Business Day. For purposes of this Security, “Business Day” means (a) any day other than a Saturday or Sunday that is neither a legal holiday nor a day on which banking institutions are authorized or required by law, regulation or executive order to close in New York City and (b) any day that meets the above criteria and which is also a London Business Day. For purposes of this Security, “London Business Day” means any day, other than a Saturday or Sunday, on which dealings in deposits in U.S. dollars are transacted in the London interbank market.

Interest on this Security will be payable, in arrears, on each Interest Payment Date, including any Interest Payment Date on which the Holder elects to extend this Security as permitted by “Option to Extend Maturity” above.

The interest so payable on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date (whether or not a Business Day) immediately preceding such Interest Payment Date, and interest payable upon the Maturity (whether or not such date of Maturity is an Interest Payment Date) shall be paid to the Person to whom principal is payable. “Regular Record Date” shall mean the fifteenth calendar day (whether or not a Business Day) immediately preceding the related Interest Payment Date.

Any interest not punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

Payment of the principal of and interest on this Security will be made at the office or agency of the Company in the Borough of Manhattan, The City of New York, New York, maintained for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register; provided further that all payments of the principal and interest on this Security, the Holder of which has given wire transfer instructions to the Company or its agent at least 10 Business Days prior to the applicable payment date will be required to be made by wire transfer of immediately available funds to the accounts specified by such Holder in such instructions.

The Company shall pay any administrative costs imposed by banks on payors in making payments on this Security in immediately available funds and the Holder of this Security will pay any administrative costs imposed by banks on payees in connection with such payments. Any tax, assessment or governmental charge imposed upon payments on this Security shall be borne by the Holder of this Security.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof, or an Authenticating Agent, by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

DATED:

THE BANK OF NEW YORK COMPANY, INC.

By:
Name: Title:

[SEAL]

Attest:
Name: Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee

By:
Authorized Officer

or

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee

By: THE BANK OF NEW YORK, as Authenticating Agent

By:
Authorized Officer

[Reverse of Note]

General

This Security is one of a duly authorized series of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture dated as of July 18, 1991, as amended or supplemented from time to time (herein called the “Indenture”), between the Company and Deutsche Bank Trust Company Americas (f/k/a Bankers Trust Company), as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the Securities designated on the face hereof of the Company.

The Securities are issuable only in registered form without coupons and will be either (a) book-entry securities represented by one or more global securities recorded in the book-entry system maintained by the Depositary or (b) certificated securities issued to and registered in the names of, the beneficial owners or their nominees.

Coupon Rate Determination

The interest rate in effect May 21, 2007 to and including June 12, 2007 shall be the Initial Interest Rate specified above. Commencing on June 12, 2007, the rate at which interest on this Security is payable shall be adjusted as specified herein. Each such adjusted rate shall be applicable from and including the Interest Payment Date to which it relates to but not including the next succeeding Interest Payment Date or until the date of Maturity, as the case may be. Subject to applicable provisions of law and except as specified herein, on each Interest Payment Date, the rate of interest on this Security shall be the rate determined with respect to the Interest Determination Date next preceding such Interest Payment Date in accordance with the provisions set forth below under “Determination of LIBOR” and adjusted by the addition or subtraction of the Margin specified above.

Accrued interest shall be calculated by multiplying the principal amount by an accrued interest factor. Such accrued interest factor shall be computed by adding the interest factor calculated for each day in the period for which interest is being paid. Interest shall accrue on the basis of the actual number of days in each Interest Period and a year of 360 days.

All percentages resulting from any calculation referred to herein shall be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point, with five one-millionths of one percentage point rounded upward (e.g., 9.876545% (or .09876545) being rounded to 9.87655% (or .0987655) and 9.876544% (or .09876544) being rounded to 9.87654% (or .0987654)), and all dollar amounts used in or resulting from any such calculation on this Security shall be rounded to the nearest cent (with one-half cent being rounded upwards).

At the request of the Holder hereof, the Calculation Agent shall provide to the Holder hereof the interest rate hereon then in effect and, if determined, the interest rate that shall become effective on the next Interest Payment Date with respect to this Security. The Calculation Agent’s determination of any interest rate shall be final and binding in the absence of manifest error.

Determination of LIBOR

LIBOR means:

For any Interest Period the rate for deposits in U.S. dollars for the applicable period referred to below that appears on Reuters Screen LIBOR01 (or such other page as may replace Reuters Screen LIBOR01) as of 11:00 a.m., London time, on the second London Business Day (as defined above) prior to the first day of such Interest Period (a “LIBOR Determination Date”). If such rate does not appear on Reuters Screen LIBOR01 (or such other page as may replace such page) at such time, then the Calculation Agent will request the principal London office of each of four major reference banks, which may include one or more of the agents or their affiliates, in the London interbank market, selected by the Calculation Agent, to provide such bank’s offered quotation to prime banks in the London interbank market for deposits in U.S. dollars in a Representative Amount (as defined below) and for the applicable period referred to below, as of 11:00 a.m., London time, on the LIBOR Determination Date. If at least two such quotations are so provided, LIBOR will be the arithmetic mean of such quotations. If fewer than two such quotations are provided, the Calculation Agent will request each of three major banks, which may include one or more of the agents or their affiliates, in The City of New York to provide such bank’s rate to leading European banks for loans in U.S. dollars in a Representative Amount and for the applicable period referred to below, as of approximately 11:00 a.m., New York City time, on the LIBOR Determination Date. If at least two such rates are so provided, LIBOR will be the arithmetic mean of such rates. If fewer than two such rates are so provided, then LIBOR will be LIBOR in effect during the preceding Interest Period. The applicable period referred to above is one month.

“Representative Amount” shall mean a principal amount of not less than U.S.$1,000,000 that is, in the Calculation Agent’s judgment, representative for a single transaction in the relevant market at the relevant time.

Events of Default

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

Modification and Waivers; Obligation of the Company Absolute

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

Defeasance and Covenant Defeasance

The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness evidenced by this Security and (b) certain restrictive covenants, in each case, upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Security.

Authorized Denominations

The Securities of this series are issuable only in registered form without coupons in denominations of $250,000 and integral multiples of $1,000 in excess thereof.

Registration of Transfer

As provided in the Indenture and subject to certain limitations therein and herein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Defined Terms

All terms used in this Security not otherwise defined herein which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

Governing Law

This Security shall be governed by and construed in accordance with the laws of the State of New York.

SCHEDULE I

SCHEDULE OF EXCHANGES

The initial principal amount of this Security is $            . The following exchanges of a portion of this Security for an interest in a Short-Term Security have been made:

Date of Exchange	Principal Amount Exchanged for Short-Term Security	Reduced Principal Amount Outstanding Following Such Exchange	Notation Made by or on Behalf of Trustee
_______________	_______________	_______________	_______________
_______________	_______________	_______________	_______________
_______________	_______________	_______________	_______________
_______________	_______________	_______________	_______________
_______________	_______________	_______________	_______________
_______________	_______________	_______________	_______________
_______________	_______________	_______________	_______________
_______________	_______________	_______________	_______________
_______________	_______________	_______________	_______________
_______________	_______________	_______________	_______________
_______________	_______________	_______________	_______________
_______________	_______________	_______________	_______________
_______________	_______________	_______________	_______________
_______________	_______________	_______________	_______________
_______________	_______________	_______________	_______________
_______________	_______________	_______________	_______________
_______________	_______________	_______________	_______________

OPTION TO EXTEND MATURITY

The undersigned hereby elects to extend the maturity of The Bank of New York Company, Inc. Floating Rate Extendible Note No.              (CUSIP 064057HW5) (or the portion thereof specified below) with the effect provided in said Security by delivering this form of “Option to Extend Maturity” duly completed by the Holder of said Security to The Bank of New York at 101 Barclay Street, New York, NY 10286, or such other address or paying agent of which the Company shall from time to time notify the Holders of the Securities, and, in the event of an election to extend the maturity of only a portion of the principal amount of said Security by surrendering said Security.

If the option to extend the maturity of less than the entire principal amount of said Security is elected, specify the portion of said Security (which shall be $250,000 or an integral multiple of $1,000 in excess thereof) as to which the Holder elects to extend the maturity: $            ; and specify the denomination or denominations (which shall be $250,000 or an integral multiple of $1,000 in excess thereof) of the Securities in the form attached to said Security as Exhibit A to be issued to the Holder for the portion of said Security as to which the option to extend the maturity is not being elected (in the absence of any such specification one such Security in the form of said Exhibit A will be issued for the portion as to which the option to extend maturity is not being made): $            .

Dated: _____________________________
NOTICE: The signature on this Option to Extend Maturity must correspond with the name as written upon the face of the Security in every particular, without alteration or enlargement or any change whatever.

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants in common

TEN ENT	—	as tenants by the entireties

JT TEN	—	as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT —	_____________________	Custodian	_____________________
	(Cust)			(Minor)

Under Uniform Gifts to Minors Act

__________________________________
(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

Please Insert Social Security or

Other Identifying Number of Assignee

__________________________________

___________________________________________________________________________________________________________

___________________________________________________________________________________________________________

___________________________________________________________________________________________________________

(PLEASE PRINT OR TYPE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

the within Security of The Bank of New York Company, Inc. and all rights thereunder and does hereby irrevocably constitute and appoint                      attorney to transfer the said Security on the books of the within-named Company, with full power of substitution in the premises.

Dated:

Signature Guaranteed:

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Security in every particular, without alteration or enlargement or any change whatsoever.

EXHIBIT A TO FLOATING RATE EXTENDIBLE NOTE

[FORM OF FACE OF SECURITY]

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT HEREON IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY OTHER APPLICABLE SECURITIES LAW, AND OFFERS AND SALES THEREOF MAY BE MADE ONLY IN COMPLIANCE WITH AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS. BY ITS ACCEPTANCE OF A SECURITY, THE PURCHASER WILL BE DEEMED TO REPRESENT THAT (I) IT HAS BEEN AFFORDED AN OPPORTUNITY TO INVESTIGATE MATTERS RELATING TO THE ISSUER AND THE SECURITIES, (II) IT IS NOT ACQUIRING SUCH SECURITY WITH A VIEW TO ANY DISTRIBUTION THEREOF AND (III) IT IS A QUALIFIED INSTITUTIONAL BUYER (“QIB”) WITHIN THE MEANING OF RULE 144A UNDER THE ACT THAT IS ACQUIRING SECURITIES FOR ITS OWN ACCOUNT OR FOR ONE OR MORE ACCOUNTS, EACH OF WHICH ACCOUNTS IS A QIB; AND THE PURCHASER ACKNOWLEDGES THAT IT IS AWARE THAT THE SELLER MAY RELY UPON THE EXEMPTION FROM THE REGISTRATION PROVISIONS OF SECTION 5 OF THE ACT PROVIDED BY RULE 144A. BY ITS ACCEPTANCE OF A SECURITY, THE PURCHASER THEREOF SHALL ALSO BE DEEMED TO AGREE THAT ANY RESALE OR OTHER TRANSFER THEREOF WILL BE MADE ONLY (A) IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE ACT, EITHER (1) TO THE ISSUER OR TO A PLACEMENT AGENT DESIGNATED BY THE ISSUER AS A PLACEMENT AGENT FOR THE SECURITIES (COLLECTIVELY, THE “PLACEMENT AGENTS”), NONE OF WHICH SHALL HAVE ANY OBLIGATION TO ACQUIRE SUCH SECURITY, (2) THROUGH A PLACEMENT AGENT TO A QIB, OR (3) TO A QIB IN A TRANSACTION THAT MEETS THE REQUIREMENTS OF RULE 144A AND (B) IN MINIMUM AMOUNTS OF $250,000.

THE BANK OF NEW YORK COMPANY, INC.

FLOATING RATE EXTENDIBLE NOTES, SERIES B

REGISTERED No. __________________	CUSIP No. _________________ U.S. $______________________

STATED MATURITY DATE: ___________________.

	INTEREST ACCRUAL DATE: [Insert date of issuance of Short-Term Security.]	INTEREST PAYMENT DATE(S): The 12th day of each month, commencing on ____________, and on the date of Maturity.

	INITIAL INTEREST PAYMENT DATE: [Insert the 12th day of the month immediately following the date of issuance of Short-Term Security]	INTEREST PERIOD: The first Interest Period will be the period from and including __________ to but excluding the next succeeding Interest Payment Date. Thereafter, the Interest Periods will be the periods from and including the immediately preceding Interest Payment Date to but excluding the next succeeding Interest Payment Date; provided that the final Interest Period for this Security will be the period from and including the Interest Payment Date in the month immediately preceding the Final Maturity Date to but excluding the Final Maturity Date.

INITIAL INTEREST RATE: One month LIBOR, minus or plus, as the case may be, the Margin applicable on the date of issuance of Short-Term Security, as determined in accordance with the provisions of the Predecessor Security.		MARGIN: Minus 0.03% per annum from the Issue Date to but excluding June 12, 2008; minus 0.01% per annum from and including June 12, 2008 to but excluding June 12, 2009; 0% per annum from and including June 12, 2009 to but excluding June 12, 2010; plus 0.01% per annum from and including June 12, 2010 to but excluding June 12, 2011; and plus 0.02% per annum from and including June 12, 2011 to but excluding June 12, 2017.

CALCULATION AGENT: The Bank of New York.	INTEREST PAYMENT PERIOD: Monthly.

INTEREST DETERMINATION DATES: Two London Business Days prior to each Interest Payment Dates.		DEPOSITARY: The Depository Trust Company.

OTHER/ADDITIONAL TERMS: See below.

OTHER/ADDITIONAL TERMS

OPTIONAL REDEMPTION:

On each Interest Payment Date on or after the Interest Payment Date occurring on June 12, 2012, the Issuer may elect to redeem this Security, in whole or in part, on not less than 15 nor more than 25 days’ notice to the Holder of this Security, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated and BNY Capital Markets, Inc. and the Trustee at a redemption price equal to 100% of the principal amount of this Security to be redeemed plus any accrued and unpaid interest thereon.

If less than the entire principal amount of this Security is to be redeemed, the Trustee will select the Securities to be redeemed by lot, pro rata or by another method that the Trustee considers fair and appropriate. The Trustee will select the Securities to be redeemed from outstanding Securities not previously called for redemption at least 20 Business Days before the Optional Redemption Date. Securities and portions of them that the Trustee selects for optional redemption must be in an Authorized Denomination. The Trustee will notify the Issuer of the Securities or portions of the Securities to be redeemed. The Issuer, however, has the right to direct the Trustee to redeem the Securities for which an election to extend was not received without redeeming any other Securities, or, conversely, to direct the Trustee to redeem Securities subject to extensions without redeeming Securities for which an election to extend was not received.

THE BANK OF NEW YORK COMPANY, INC., a corporation duly organized and existing under the laws of the State of New York (herein called the “Company” or the “Issuer,” which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of                                  Dollars ($            ) on the Stated Maturity Date shown above and to pay interest on the principal amount hereof on the Interest Payment Dates specified above, commencing with the first Interest Payment Date specified above following the Interest Accrual Date specified above at a rate per annum equal to the Initial Interest Rate (as defined below) until the Initial Interest Payment Date specified above, and thereafter at a rate per annum determined in accordance with the provisions on the reverse hereof under the heading “Coupon Rate Determination”. “Initial Interest Rate” means the rate of interest determined in accordance with the provisions of the Predecessor Security (i) on the Interest Payment Date with respect to the Predecessor Security occurring on the Interest Accrual Date specified above or (ii) if no such Interest Payment Date occurred on the Interest Accrual Date, on the Interest Payment Date with respect to the Predecessor Security occurring immediately preceding the Interest Accrual Date.

Notwithstanding the foregoing, if “Other/Additional Terms” apply to this Security as specified above, this Security shall be subject to the terms set forth in such “Other/Additional Terms.”

The principal and interest on this Security is payable by the Company in U.S. dollars.

Any Interest Payment Date specified above that would fall on a day that is not a Business Day, other than an Interest Payment Date that is also the Optional Redemption Date (as defined above), if any, or the date of Maturity, then such Interest Payment Date will be postponed to the next succeeding Business Day (and interest will accrue to but excluding that next succeeding Business Day). However, if that next succeeding Business Day falls in the next succeeding calendar month and/or the Interest Payment Date that does not occur on a Business Day, is also the Optional Redemption Date (if any) or the date of Maturity, then the Interest Payment Date or the Optional Redemption Date (if any) or the date of Maturity, as the case may be, will be the immediately preceding Business Day, and interest or payment of principal and interest, as applicable, will accrue to but excluding that immediately preceding Business Day. For purposes of this Security, “Business Day” means (a) any day other than a Saturday or Sunday that is neither a legal holiday nor a day on which banking institutions are authorized or required by law, regulation or executive order to close in New York City and (b) any day that meets the above criteria and which is also a London Business Day. For purposes of this Security, “London Business Day” means any day, other than a Saturday or Sunday, on which dealings in deposits in U.S. dollars are transacted in the London interbank market.

Interest on this Security will be payable, in arrears, on each Interest Payment Date.

The interest so payable on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date (whether or not a Business Day) immediately preceding such Interest Payment Date, and interest payable upon the Maturity (whether or not such date of Maturity is an Interest Payment Date) shall be paid to the Person to whom principal is payable. “Regular Record Date” shall mean the fifteenth calendar day (whether or not a Business Day) immediately preceding the related Interest Payment Date.

Any interest not punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

Payment of the principal of and interest on this Security will be made at the office or agency of the Company in the Borough of Manhattan, The City of New York, New York, maintained for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register; provided further that all payments of the principal and interest on this Security, the Holder of which has given wire transfer instructions to the Company or its agent at least 10 Business Days prior to the applicable payment date will be required to be made by wire transfer of immediately available funds to the accounts specified by such Holder in such instructions.

The Company shall pay any administrative costs imposed by banks on payors in making payments on this Security in immediately available funds and the Holder of this Security will pay any administrative costs imposed by banks on payees in connection with such payments. Any tax, assessment or governmental charge imposed upon payments on this Security shall be borne by the Holder of this Security.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof, or an Authenticating Agent, by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

DATED:

THE BANK OF NEW YORK COMPANY, INC.

By:
Name:
Title:

[SEAL]

Attest:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION
This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee

By:
Authorized Officer

or

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee

By:
Authenticating Agent

By:
Authorized Officer

[Reverse of Note]

General

This Security is one of a duly authorized series of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture dated as of July 18, 1991, as amended or supplemented from time to time (herein called the “Indenture”), between the Company and Deutsche Bank Trust Company Americas (f/k/a Bankers Trust Company), as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series of the Securities designated on the face hereof of the Company.

The Securities are issuable only in registered form without coupons and will be either (a) book-entry securities represented by one or more global securities recorded in the book-entry system maintained by the Depositary or (b) certificated securities issued to and registered in the names of, the beneficial owners or their nominees.

Coupon Rate Determination

The interest rate in effect May 21, 2007 to and including June 12, 2007 shall be the Initial Interest Rate specified above. Commencing on June 12, 2007, the rate at which interest on this Security is payable shall be adjusted as specified herein. Each such adjusted rate shall be applicable from and including the Interest Payment Date to which it relates to but not including the next succeeding Interest Payment Date or until the date of Maturity, as the case may be. Subject to applicable provisions of law and except as specified herein, on each Interest Payment Date, the rate of interest on this Security shall be the rate determined with respect to the Interest Determination Date next preceding such Interest Payment Date in accordance with the provisions set forth below under “Determination of LIBOR” and adjusted by the addition or subtraction of the Margin specified above.

Accrued interest shall be calculated by multiplying the principal amount by an accrued interest factor. Such accrued interest factor shall be computed by adding the interest factor calculated for each day in the period for which interest is being paid. Interest shall accrue on the basis of the actual number of days in each Interest Period and a year of 360 days.

All percentages resulting from any calculation referred to herein shall be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point, with five one-millionths of one percentage point rounded upward (e.g., 9.876545% (or .09876545) being rounded to 9.87655% (or .0987655) and 9.876544% (or .09876544) being rounded to 9.87654% (or .0987654)), and all dollar amounts used in or resulting from any such calculation on this Security shall be rounded to the nearest cent (with one-half cent being rounded upwards).

At the request of the Holder hereof, the Calculation Agent shall provide to the Holder hereof the interest rate hereon then in effect and, if determined, the interest rate that shall become effective on the next Interest Payment Date with respect to this Security. The Calculation Agent’s determination of any interest rate shall be final and binding in the absence of manifest error.

Determination of LIBOR

LIBOR means:

For any Interest Period the rate for deposits in U.S. dollars for the applicable period referred to below that appears on Reuters Screen LIBOR01 (or such other page as may replace Reuters Screen LIBOR01) as of 11:00 a.m., London time, on the second London Business Day (as defined above) prior to the first day of such Interest Period (a “LIBOR Determination Date”). If such rate does not appear on Reuters Screen LIBOR01 (or such other page as may replace such page) at such time, then the Calculation Agent will request the principal London office of each of four major reference banks, which may include one or more of the agents or their affiliates, in the London interbank market, selected by the Calculation Agent, to provide such bank’s offered quotation to prime banks in the London interbank market for deposits in U.S. dollars in a Representative Amount (as defined below) and for the applicable period referred to below, as of 11:00 a.m., London time, on the LIBOR Determination Date. If at least two such quotations are so provided, LIBOR will be the arithmetic mean of such quotations. If fewer than two such quotations are provided, the Calculation Agent will request each of three major banks, which may include one or more of the agents or their affiliates, in The City of New York to provide such bank’s rate to leading European banks for loans in U.S. dollars in a Representative Amount and for the applicable period referred to below, as of approximately 11:00 a.m., New York City time, on the LIBOR Determination Date. If at least two such rates are so provided, LIBOR will be the arithmetic mean of such rates. If fewer than two such rates are so provided, then LIBOR will be LIBOR in effect during the preceding Interest Period. The applicable period referred to above is one month.

“Representative Amount” shall mean a principal amount of not less than U.S.$1,000,000 that is, in the Calculation Agent’s judgment, representative for a single transaction in the relevant market at the relevant time.

Events of Default

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

Modification and Waivers; Obligation of the Company Absolute

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

Defeasance and Covenant Defeasance

The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness evidenced by this Security and (b) certain restrictive covenants, in each case, upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Security.

Authorized Denominations

The Securities of this series are issuable only in registered form without coupons in denominations of $250,000 and integral multiples of $1,000 in excess thereof (“Authorized Denominations”).

Registration of Transfer

As provided in the Indenture and subject to certain limitations therein and herein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Defined Terms

All terms used in this Security not otherwise defined herein which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

Governing Law

This Security shall be governed by and construed in accordance with the laws of the State of New York.

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants in common

TEN ENT	—	as tenants by the entireties

JT TEN	—	as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT —	_____________________	Custodian	_____________________
	(Cust)			(Minor)

Under Uniform Gifts to Minors Act

__________________________________
(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

Please Insert Social Security or

Other Identifying Number of Assignee

__________________________________

___________________________________________________________________________________________________________

___________________________________________________________________________________________________________

___________________________________________________________________________________________________________

(PLEASE PRINT OR TYPE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

the within Security of The Bank of New York Company, Inc. and all rights thereunder and does hereby irrevocably constitute and appoint                      attorney to transfer the said Security on the books of the within-named Company, with full power of substitution in the premises.

Dated:

Signature Guaranteed:

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Security in every particular, without alteration or enlargement or any change whatsoever.